Registration No. 33-31675
                                                                ICA No. 811-5979


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

Pre-Effective Amendment No.                                      [X]

Post-Effective Amendment No. 15                                  [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

Amendment No. 18                                                 [X]

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
      (Exact Name of Registrant as Specified in Articles of Incorporation)

                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code
                                 (617) 375-1760

                                 Susan S. Newton
                          Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on January 1, 1998 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)
[ ]  on (DATE) pursuant to paragraph (a) of rule 485

Registrant has previously elected, pursuant to Rule 24f-2 under the Investmnet Company Act of 1940, to register an indefinite number of its shares of beneficial interest for sale under the Securities Act of 1933 and filed its Rule 24f-2 Notice on November 4, 1997.

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

                           Class A and Class B Shares
                       Statement Of Additional Information

                                 January 1, 1998

This Statement of Additional Information provides information about John Hancock California Tax-Free Income Fund (the "Fund"), a diversified open-end investment company, in addition to the information that is contained in the combined Tax-Free Income Funds' Prospectus dated January 1, 1998 (the "Prospectus").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291


                                                 TABLE OF CONTENTS
                                                                            Page


Organization of the Fund.......................................................2
Investment Objective and Policies..............................................2
Investment Restrictions.......................................................19
Those Responsible for Management..............................................21
Investment Advisory and Other Services........................................30
Distribution Contracts........................................................32
Net Asset Value...............................................................34
Initial Sales Charge on Class A Shares........................................34
Deferred Sales Charge on Class B Shares.......................................37
Special Redemptions...........................................................40
Additional Services and Programs..............................................41
Description of the Fund's Shares..............................................42
Tax Status....................................................................44
Calculation of Performance....................................................49
Brokerage Allocation..........................................................51
Transfer Agent Services.......................................................53
Custody of Portfolio..........................................................53
Independent Auditors..........................................................53
Appendix A...................................................................A-1
Financia Statements..........................................................F-1

ORGANIZATION OF THE FUND


The Fund is a diversified open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated July 1, 1996.


John Hancock Advisers, Inc. (the "Adviser"), is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES


The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. There is no assurance that the Fund will achieve its investment objective.


The Fund's investment objective is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital. This objective may not be changed without a vote of shareholders.

As a fundamental investment policy, the Fund normally invests substantially all of its assets (at least 80%) in the following debt obligations issued by or on behalf of the State of California, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and obligations issued by other governmental entities (for example, certain U.S. territories or possessions) the interest on which is excluded from gross income for federal income tax purposes and is exempt from California personal income taxes (collectively referred to as "California Tax Exempt Securities") subject to the following quality standards at the time of purchase:

         (1) Bonds must be rated at least BB/Ba by a nationally recognized statistical rating organization or, if unrated, be of equivalent quality. Not more than 20% of the fund's total assets will be invested in bonds rated BB or Ba and no more than 25% of its total assets to be invested in unrated debt obligations.

         (2) Other types of California Tax Exempt Securities, including variable and floating rate obligations rated within the categories set forth above for bonds, notes or commercial paper or, if unrated, are determined to be of comparable quality in the opinion of the Adviser.


The Fund may invest in any combination of California Tax Exempt Securities; however, it is expected that during normal investment conditions, a substantial portion of the Fund's assets will be invested in municipal bonds (without regard to maturities) and other longer-term obligations. When determined to be appropriate, based upon market conditions, a substantial portion of the Fund's holdings of California Tax Exempt Securities will consist of notes and commercial paper and other shorter-term obligations. The Fund may invest up to 20% of its total assets in "private activity bonds" (meeting the quality standards noted above), the interest on which may constitute a preference item for purposes of determining the alternative minimum tax.

As a fundamental investment policy, the Fund invests at least 80% of its total assets in CaliforniaTax Exempt Securities (except during adverse market conditions) for liquidity and flexibility, the fund may place up to 20% of total assets in taxable and tax-free investment grade short-term securities. For defensive purposes, it may invest more assets in these securities. The income from some short-term investments may be subject to California and/or federal income taxes. As a result, distributions of the fund which are attributable to income from these investments will be subject to California and/or federal income taxes. At the end of each quarter of its taxable year, these investments can not exceed 50% of the Fund's total assets. The Fund will not be pursuing its objective of obtaining tax-exempt income to the extent it invests in taxable securities.

Special Considerations relating to California Tax-Exempt Securities. Since the Fund concentrates its investments in California Tax-Exempt Securities, the Fund will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal.

General. In the early 1990's, California experienced a prolonged recession coupled with deteriorating fiscal and budget conditions. The state also contended with natural disasters including fires, a prolonged drought and a major earthquake in the Los Angeles area (January 1994), rapidly growing population, and increasing social service requirements. Over the past years, the economy has begun to show signs of renewed economic growth, albeit at a modest pace. However, it is unlikely that the California economy will stage a major turnaround or expand at rates equal to the mid-1980's. Economic growth in the 1990's is likely to occur at a more subdued rate than in the 1980's.

In FY1997, the economic recovery in California accelerated, outpacing the growth recorded during the last three years. Nationally, the state ranked first in employment creation with over 370,000 new jobs; reflecting a growth of 3% and exceeding the national average by 0.8%. New growth sectors include computer software, wireless communication, biotechnology and multimedia enterprises. The unemployment rate improved 0.8% falling to 6.0% in September 1997. Compared with the nation as a whole, the rate still trails by over 1 point despite gaining 0.5% during the year. Personal income expanded by just over 6% marking the second consecutive year it exceeded the national median. Reflecting the improving economy, nonresidential permits posted a significant increase in value and residential permits may exceed 100,000 for the first time since 1991. Over the next three years, projections call for non-farm employment to continue expansion of about 2% annually and personal income to maintain a 6% growth rate. Both forecasts place growth in California ahead of the national economy through 2000. These trends point towards increasing momentum for the State's recovery. Any setbacks to continuation of this recovery or future breakdowns in fiscal discipline could lead to additional budgetary pressures on State and local governments.

Recovery from the prolonged recession of the early 1990's has produced a steady growth in California tax and fee revenues. These revenues have slightly outpaced the need for additional state expenditures driven by the State's growing population. Over the last 3 years, the largest General Fund program K-12 schools and community colleges has been increasing by twice as fast revenues. Efficiencies gained from revamping key state services particularly in programs related to health and welfare have allowed the state to maintain structural balance over this period. Going forward, the increasing demands of a growing population including needed infrastructure improvements may begin to produce structural imbalances should the state's fiscal discipline or the pace of the recovery begin to falter.

The principal sources of the State's General Fund revenues are the California personal income tax (47% of total revenues) sales and use tax (33%) and bank and corporation taxes (11%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU") derived from General Fund revenues as a reserve to meet cash needs of the General Fund but which is required to be replenished as soon as sufficient revenues are available. The SFEU carried an estimated positive balance of $408 million at the end of FY96-97 and in the FY 97-98 budget, the Legislature expects to draw the balance down to $112 million by year end.

After filing for protection under Chapter 9 of the Federal Bankruptcy Code in December 1994, Orange County, California emerged from under court supervision in June 1996. The intervening period has seen the lingering effects of this fiscal crisis which has required the County to continue to explore opportunities to reduce spending and expand its revenue base to balance meeting debt service now comprising 28% of the General Fund and delivering essential services. Local Orange County governments have also had to adjust budgets and reduce spending in some instances to compensate for their investment pool losses and County service cuts. The aftermath still continues in FY1997-98 with the County embarking upon a strategy to reduce the debt load incurred as part of the 1996 Recovery Plan financing, upgrade the County credit standing and meet pent-up demand for capital improvements. Under the new plan, the County would attempt to annually set aside funds to retire early $140 million of the outstanding $800 million in recovery notes. The current challenge facing the County centers on funding critical needs for emergency shelters, corrections facilities and a courthouse without the benefit of a solid investment grade rating and voter approvals for increasing taxes and continuing to set aside funds to reduce the current debt burden.

The County of Los Angeles enters fiscal year 1998 with a proposed budget of just under $12 billion, or $173 million less than fiscal year 1997. Achievement of budget balance will require the County to reduce the Health Services by 1,200 employees, receipt of relief from $60 million in state matching funds, deferral of loan repayments due the Metropolitan Transportation Authority and incurring of no negative impacts from welfare reform. It is anticipated that County may need to enact additional staffing and program cuts during the year should any expected funds or relief fail to materialize this year. After several years of closing prospective gaps through deficit financing, the use of non-recurring revenues, and the diversion of agency revenues, significant concern exists over the continuing ability of the County to meet this challenge without receiving additional funding for State and Federal mandates and maintenance of effort requirements or the establishment of an additional permanent funding source.

The State of California has no existing obligation with respect to any obligations or securities of the Counties or other local entities. State legislation passed to facilitate the recovery plans for Orange County and Los Angeles County permits the counties to transfer funds designated for specific purposes to general purposes funds but does not commit any state funds to resolving these situations. However, the state may be obligated to intervene to ensure that school districts have sufficient funds to operate or maintain certain county-administered State programs.

Recent Budgets. The 1993-94 Budget Act relied on expenditure cuts and $2.6 billion transfer of costs to local government, particularly counties. A major feature of the budget was a two-year plan to eliminate the accumulated deficit by borrowing into the 1994-95 fiscal year. With the recession continuing longer than expected, revenues only exceeded expenditures by about $500 million. However, this was the first operating surplus in four years and reduced the accumulated deficit to $2.0 billion, after taking into account certain other accounting reserves.

The 1994-95 Budget Act was passed on July 8, 1994, and provided for an estimated $41.9 billion of General Fund revenues, and $40.9 billion of expenditures. The budget assumed receipt of about $750 million of new federal assistance for the costs of undocumented immigrants which was not received, as well as a plan to defer retirement of $1 billion of the accumulated budget deficit until the 1995-96 fiscal year. However, the rebounding economy and sound fiscal restraints resulted in the General Fund posting an operating surplus of $700 million on total revenues of over $42.7 billion.

Because of the accumulated budget deficit over the past several years, the payment of certain unbudgeted expenditures to schools to maintain constant per-pupil aid levels, and a reduction of the level of available internal borrowing, depleted the State's cash resources. The lack of liquidity resulted in a series of external borrowings to pay its normal expenses, including borrowings which were carried over into succeeding fiscal years. In February 1994, the State borrowed $3.2 billion, maturing by December 1994. In July 1994, the State borrowed a total of $7.0 billion to meet its cash flow requirements for the 1994-95 fiscal year and to fund part of its deficit into the 1995-96 fiscal year. The $4.0 billion of this borrowing maturing in April 1996 was retired from the General Fund.

In order to assure repayment of the $4 billion, 22-month borrowing, the State enacted legislation (the "Trigger Law") which can lead to automatic, across-the-board cuts in General Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the July 1994 projections. This plan placed the burden on the legislature to maintain ongoing control over the annual budget, and exerted additional pressure on local governments reliant on appropriated program expenditures. On November 15, 1994, the State Controller as part of the Trigger Law reported that the cash position of the General Fund on June 30, 1995 would be about $580 million better than earlier projected, so no automatic budget adjustments were required in 1994-95. The Controller's report showed that loss of federal funds was offset by higher revenues, lower expenditures and certain other increases in cash resources.

Again in 1995, the State experienced difficulties in obtaining a consensus on the Budget which produced a two-month delay in passage. The enacted FY 1995-96 Budget projected General Fund revenues of $44.1 billion and expenditures of $43.4 billion. Key components built into the budget included the receipt of about $830 million of new Federal aid for undocumented aliens' costs and the successful resolution of litigation concerning previous budget actions. This Budget eliminated the outstanding deficit including all short-term borrowings and generated a significant surplus of $1.3 billion by year end. On October 16, 1995, the State Controller again indicated that the cash position of the General Fund exceeded the Trigger Law requirements and no budget cuts were required. The major tax sources (Income, Sales and Corporation Taxes) of the state grew by over $3.7 billion in FY 1995-96. The tax revenue growth provided strong evidence of the breadth of California's economic rebound and offsets some reductions in Federal aid.

The FY 1996-97 budget was signed on July 15, 1996, and calls for General Fund expenditures of $47.25 billion against expected revenues of $47.64 billion, a general increase of 4% over FY 1995-96. Specific features of the proposal include additional investments in infrastructure, educational technology and programs, reductions in welfare expenditures and renter tax credits. Following enactment of the 1996-97 Budget, a federal welfare reform act, the "Personal Responsibility and Work Opportunity Act" was signed into law. The Law includes lifetime limits on certain welfare assistance, denial of benefits to illegal immigrants, a reduction in benefits to certain legal non-citizens and changes in the Food Stamp program, including lower benefits and a work requirement. The Law requires states to implement the program not later than 7/1/97, and provided California with approximately $3.7 billion in block grant funds for FY 96-97. The projected General Fund results call for final expenditures to total just under $49 billion with an operating surplus of approximately $295 million. The Special Fund for Economic Uncertainties projects a year end balance of $408 million.

Enactment of the FY 1997-98 budget occurred on August 18, 1997 and provides for General Fund expenditures of $52.8 billion against revenues of $52.5 billion. The new budget represents an increase of 8% over FY 1996-97 levels. Significant features include: additional investments in K-12 education, public safety and corrections, increased support of higher education, reform of public welfare (CalWORKS), no change in taxes and a $1.235 billion full payment of deferred contributions to the Public Employment Retirement System. After enactment of the budget, there have been additional legislation passed including additional educational expenditures and cuts in welfare spending as well as phased in tax cuts and fiscal reforms slated for after FY 1997-98. The impact of these programs have been factored into the current budget but no analysis has been completed on the effect of the future programs.

Rating Agencies. The state currently maintains an A+ rating from S&P, A1 from Moodys and A+ from Fitch. In July 1996, S&P responding to the State's continued fiscal discipline and slow recovery upgraded the state from A to A+.

Constitutional Considerations. Changes in California laws during the last two decades have limited the ability of California State and municipal issuers to obtain sufficient revenue to pay their bond obligations.

In 1978, California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem (according to value) taxes on real property and restricts the ability of taxing entities to increase real property taxes and assessments, and limits the ability of local governments to raise other taxes. In November 1996, the voters also approved Proposition 218 which further defines and extends situations limiting the ability of localities to impose taxes or change tax rates without voter approval. The full impact of Prop 218 on outstanding and proposed taxes will require further clarification through court rulings on specific legal tests and challenges.

Article XIII B of the California Constitution (the "Appropriation Limit") imposes a limit on annual appropriations. Originally adopted in 1979, Article XIII B was modified by Proposition 98 in 1988 and Proposition 111 in 1990. The appropriations subject to the Article consist of tax proceeds that include tax revenues and certain other funds. Excluded from the Appropriation Limits are prior (pre 1979) debt service and subsequent debt incurred as the result of voter authorizations, court mandates, qualified capital outlay projects and certain increases in gasoline taxes and motor vehicle weight fees. Certain civil disturbance emergencies declared by the Governor and appropriations approved by a two-thirds vote of the legislature are excluded from the determination of excess appropriations, and the appropriations limit may be overridden by local voter approval for up to a four-year period.

On November 8, 1988, California voters approved Proposition 98, a combined initiative constitutional amendment and statute called "the Classroom Instruction Improvement and Accountability Act." This amendment changed school funding below the University level by guaranteeing K-14 schools a minimum share of General Fund Revenues. Suspension of the Proposition 98 funding formula requires a two-thirds vote of Legislature and the Governor's concurrence. Proposition 98 also contains provisions transferring certain funds in excess of the Article III B limit to K-14 schools.

As amended by Proposition 111, the Appropriation Limit recalculated annually by taking the actual Fiscal Year 1986-1987 limit and applying the Proposition 111 cost of living and population adjustments as if that limit had been in effect. The Appropriations Limit is tested over consecutive two-year periods under this amendment. Any excess "proceeds of taxes" received over such two-year period above the Appropriation Limits for the two-year period is divided equally between transfers to K-14 and taxpayers.

Throughout the next few fiscal years, the State's financial difficulties are expected to remain serious. As more operational and fiscal responsibilities are shifted to local governments, there will be additional pressure exerted upon local governments, especially counties and school districts which rely upon State aid.

During the recent recession, original Prop. 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded by designated the "extra" payments as a "loan" from future years. In July, 1996, a lawsuit that challenged the validity of these loans was settled. It requires that the State and schools share in the repayment of these loans with repayments spread over an eight year period to mitigate any adverse fiscal impact.

Certain debt obligations held by the Fund may be payable solely from lease payments on real property leased to the State, counties, cities or various public entities structured in such a way as to not constitute a debt to the leasing entity. To ensure that a debt is not technically created, California law requires that the lessor can proportionally reduce its lease payments equal to its loss of beneficial use and occupancy. Moreover, the lessor does not agree to pay lease payments beyond the current period; it only agrees to include lease payments in its annual budget every year. In the event of a default, the only remedy available against the lessor is that of reletting the property or suing annually for the rents due; no acceleration of lease payments is permitted.

The Fund also holds debt obligations payable solely from the revenues of health care institutions. Certain provisions under California state law may adversely affect these revenues and, consequently, payment of those debt obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare recipients is known as the Medi-Cal program. In the past, the Medi-Cal program has provided a cost-based system of reimbursement for impatient care furnished to Medi-Cal beneficiaries by any eligible hospital. The State now selectively contracts by county with California hospitals to provide reimbursement for non-emergency inpatient services to Medi-Cal beneficiaries, generally on a flat per-diem payment basis regardless of cost. California law also permits private health plans and insurers to contract selectively with hospitals for services to beneficiaries on negotiated terms, generally at rates lower than standard charges.

Debt obligations payable solely from revenues of health care institutions may also be insured by the state pursuant to an insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). Most of such debt obligations are secured by a mortgage of real property in favor of the Office and the holders. If a default occurs on such insured debt obligations, the Office has the option of either continuing to meet debt service obligations or foreclosing the mortgage and requesting the State Treasurer to issue debentures payable from a reserve fund established under the insurance fund or payable from appropriated state funds.

Security for certain debt obligations held by the Fund may be in form of a mortgage or deed of trust on real property. California has statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Principally, the provisions establish conditions governing the limits of a creditor's right to a deficiency judgment. In the case of a default, the creditor's rights under the mortgage or deed of trust are subject to constraints imposed by California real property law upon transfers of title to real property by private power of sale. These laws require that the loan must have been in arrears for at least seven months before foreclosure proceedings can begin. Under California's anti-deficiency legislation, there is no personal recourse against a mortgagor of single-family residence regardless of whether the creditor chooses judicial or non-judicial foreclosure. These disruptions could disrupt the stream of revenues available to the issuer for paying debt service.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment changes on such mortgage loans may be imposed only with respect to voluntary payments made during the first five years of the mortgage loan, and cannot in any event exceed six months, advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to the issuer for debt service on these outstanding debt obligations.

Substantially all of California is located within an active geologic region subject to major seismic activity. Any California municipal obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (1) an issuer to have obtained earthquake insurance coverage at reasonable rates; (2) an issuer to perform on its contract of insurance in the event of widespread losses; or (3) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

The January 1994 major earthquake in greater Los Angeles (Northridge) was estimated to have resulted in up to $20 billion in property damage. Significant damage was incurred by public and private facilities in four counties. Los Angeles, Ventura, Orange and San Bernadino Counties were declared State and Federal disasters. The Federal government approved a total of $9.5 billion in earthquake relief funds for assistance to homeowners and small businesses, as well as repair of damaged public facilities.

As described in the summary above, the Fund's investments are susceptible to possible adverse effects of the complex political, economic and regulatory matters affecting California issuers. In the view of the Adviser, it is impossible to determine the impact of any legislation, voter initiatives or other similar measures which have been or may be introduced to limit or increase the taxing or spending authority of state and local governments or to predict such governments' abilities to pay the interest on, or repay the principal of, their obligations.

Legislation limiting taxation and spending may, however, affect the creditworthiness of state or local agencies in the future. If either California or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund, its net asset value, its ability to preserve or realize capital appreciation or its liquidity could be adversely affected.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. Bonds rated BBB or BB by S&P or Fitch, or Baa or Ba by Moody's, are considered to have some speculative characteristics and, to varying degrees, can pose special risks generally involving the ability of the issuer to make payment of principal and interest to a greater extent than higher rated securities. The Adviser will purchase bonds rated BBB or BB or Baa or Ba where, based upon price, yield and its assessment of quality, investment in these bonds is determined to be consistent with the Fund's objective of preservation of capital. The Adviser will evaluate and monitor the quality of all investments, including bonds rated BBB or BB or Baa or Ba, and will dispose of these bonds as determined to be necessary to assure that the Fund's overall portfolio is constituted in a manner consistent with the goal of preservation of capital. To the extent that the Fund's investments in bonds rated BBB or BB or Baa or Ba will emphasize obligations believed to be consistent with the goal of preserving capital, these obligations may not provide yields as high as those of other obligations having these ratings, and the differential in yields between these bonds and obligations with higher quality ratings may not be as significant as might otherwise be generally available. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Description of Tax-Exempt Securities. In seeking to achieve its investment objective, the Fund invests in a variety of Tax-Exempt Securities. "Tax Exempt Securities" are debt obligations generally issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities the interest on which, in the opinion of the bond issuer's counsel (not the Fund's counsel), is excluded from gross income for federal income tax purposes and (in the case of California Tax Exempt Securities) exempt from California personal income taxes. See "TAX STATUS" below. These securities consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

The two principal classifications of municipal obligations are general obligations and revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or in some cases from the proceeds of a special excise or other tax. For example, industrial development and pollution control bonds are in most cases revenue obligations since payment of principal and interest is dependent solely on the ability of the user of the facilities financed or the guarantor to meet its financial obligations, and in certain cases, the pledge of real and personal property as security for payment. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note, repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. These guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Bonds. Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more but may have remaining maturities of shorter duration at the time of purchase by the Fund. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is excluded from gross income for federal income tax purposes.

The interest on bonds issued to finance essential state and local government operations is fully tax-exempt under the Internal Revenue Code of 1986, as amended (the "Code"). Interest on certain nonessential or private activity bonds (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a tax preference item for taxpayers in determining their alternative minimum tax: as a result, the Fund's distributions attributable to such interest also constitute tax preference items. The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-governmental business activities, such as industrial development bonds.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.


Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.


Variable or Floating Rate Obligations. Certain of the obligations in which the Fund may invest may be variable or floating rate obligations on which the interest rate is adjusted at predesignated periodic intervals (variable rate) or when there is a change in the market rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature which entitles the purchaser to demand prepayment of the principal amount prior to stated maturity. Also, the issuer may have a corresponding right to prepay the principal amount prior to maturity. Variable and floating rate instruments are generally considered to be "derivative" instruments because they derive their values from the performance of an underlying asset, index or other benchmark. See "Derivative Instruments" below. As with any other type of debt security, the marketability of variable or floating rate instruments may vary depending upon a number of factors, including the type of issuer and the terms of the instruments. The Fund may also invest in more recently developed floating rate instruments which are created by dividing a municipal security's interest rate into two or more different components. Typically, one component ("floating rate component" or "FRC") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index. A second component ("inverse floating rate component" or "IFRC") pays an interest rate that varies inversely with changes to market rates of interest, because the interest paid to the IFRC holders is generally determined by subtracting a variable or floating rate from a predetermined amount (i.e., the difference between the total interest paid by the municipal security and that paid by the FRC). The Fund may purchase FRC's without limitation. Up to 10% of the Fund's total assets may be invested in IFRC's in an attempt to protect against a reduction in the income earned on the Fund's other investments due to a decline in interest rates. The extent of increases and decreases in the value of an IFRC generally will be greater than comparable changes in the value of an equal principal amount of a fixed-rate municipal security having similar credit quality, redemption provisions and maturity. To the extent that IFRCs are not readily marketable, as determined by the Adviser pursuant to guidelines adopted by the Board of Trustees, they will be considered illiquid for purposes of the Fund's 10% investment restriction on investment in non-readily marketable securities.

Participation Interests. The Fund may purchase from financial institutions tax exempt participation interests in tax exempt securities. A participation interest gives the Fund an undivided interest in the tax exempt security in the proportion that the Fund's participation interest bears to the total amount of the tax exempt security. For certain participation interests, the Fund will have the right to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the tax exempt security plus accrued interest. Participation interests that are determined to be not readily marketable will be considered as such for purposes of the Fund's 10% investment restriction on investment in non-readily marketable illiquid securities. The Fund may also invest in Certificates of Participation (COP's) which provide participation interests in lease revenues. Each Certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. In certain states, such as California, COP's constitute a majority of new municipal financing issues. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Participation interests in municipal lease obligations will not be considered illiquid for purposes of the Fund's 10% limitation on illiquid securities provided the Adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the Adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Adviser.

Callable Bonds. The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed.


Repurchase Agreements. The Fund may enter into repurchase agreements for the purpose of realizing additional (taxable) income. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights.


Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 15% of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable securities in an amount at lease equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings exceed 5% of the value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.


Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 10% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on debt securities in which it may invest or on any securities index based on debt securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities. Under certain circumstances, the Fund may not be treated as the tax owner of a security if the Fund has purchase a put option on the same security. If this occurred, the interest on the security would be taxable.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To hedge against changes in interest rates or securities prices, the Fund may purchase and sell futures contracts on debt securities and debt securities indices, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other debt securities or indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.


On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.


Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities and securities indices. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price.

Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses


Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Indexed Securities. The Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in a relation to one or more interest rates, financial indices, or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market charges in interest rates or other reference prices.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters and other leveraged floating rate instruments. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs") and certain residual or support branches of index amortizing notes. Index amortizing notes are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Forward Commitment and When-Issues Securities. The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis to hedge against anticipated changes in interest rates and prices. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Lending of Securities. For purposes of realizing additional (taxable) income, the Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding
 33 1/3% of its total assets.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The
Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.


INVESTMENT RESTRICTIONS


Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.


The Fund may not:

         1. Borrow money except from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not purchase any additional securities. Interest paid on borrowings will reduce the Fund's net investment income.

         2.       Pledge,  hypothecate,   mortgage  or  otherwise  encumber  its
                  assets, except in an amount up to 10% of the value of its total assets but only to secure borrowings for temporary or emergency purposes or as may be necessary in connection with maintaining collateral in connection with writing put and call options or making initial margin deposits in connection with the purchase or sale of financial futures, index futures contracts and related options.

         3. With respect to 75% of its total assets, purchase securities (other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities and shares of other investment companies) of any issuer if the purchase would cause immediately thereafter more than 5% of the value of the Fund's total assets to be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer.

         4.       Make  loans  to  others,   except   through  the  purchase  of
                  obligations in which the Fund is authorized to invest, entering in repurchase agreements and lending portfolio securities in an amount not exceeding one third of its total assets.

         5. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 or securities which are not readily marketable if such purchase would cause the Fund to have more than 10% of its net assets invested in such types of securities.

         6. Purchase or retain the securities of any issuer, if those officers and Trustees of the Fund or the Adviser who own beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

         7. Write, purchase or sell puts, calls or combinations thereof, except put and call options on debt securities, futures contracts based on debt securities, indices of debt securities and futures contracts based on indices of debt securities, sell securities on margin or make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

         8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

         9. Invest more than 25% of its assets in the securities of "issuers" in any single industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or political subdivision thereof. For purposes of this limitation when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development or pollution control bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity unless all securities issued or guaranteed by the government or other entity owned by the Fund do not exceed 10% of the Fund's total assets.

         10. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, except commodities and commodities contracts which are necessary to enable the Fund to engage in permitted futures and options transactions necessary to implement hedging strategies, or oil and gas interests. This limitation shall not prevent the Fund from investing in municipal securities secured by real estate or interests in real estate or holding real estate acquired as a result of owning such municipal securities.

         11. Invest in common stock or in securities of other investment companies, except that securities of investment companies may be acquired as part of a merger, consolidation or acquisition of assets and units of registered unit investment trusts whose assets consist substantially of tax-exempt securities may be acquired to the extent permitted by Section 12 of the Act or applicable rules.

         12. Invest more than 5% of the value of its total assets in securities of issuers having a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, unless the securities are rated by a nationally recognized rating service.

         13. Issue any senior securities, except insofar as the Fund may be deemed to have issued a senior security by: entering into a repurchase agreement; purchasing securities in a when-issued or delayed delivery basis; purchasing or selling any options or financial futures contract; borrowing money or lending securities in accordance with applicable investment restrictions.

Non-fundamental Investment Restrictions. The following investment restriction is designated as non-fundamental and may be changed by the Trustees without shareholder approval:

         1. Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.


If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and/or Trustees of the Fund are also officers and/or directors of the Adviser or officers and Trustees of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                                       Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                   Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                              Chairman, Trustee and Chief
October 1944                                                                   Executive Officer, The Berkeley
                                                                               Financial Group ("The Berkeley
                                                                               Group"); Chairman and Director, NM
                                                                               Capital Management, Inc. ("NM
                                                                               Capital"), John Hancock Advisers
                                                                               International Limited ("Advisers
                                                                               International") and Sovereign Asset
                                                                               Management Corporation ("SAMCorp");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds");
                                                                               Chairman, First Signature Bank and
                                                                               Trust Company; Director, John
                                                                               Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Advisers International
                                                                               (Ireland) Limited ("International
                                                                               Ireland"), John Hancock Capital
                                                                               Corporation and New England/Canada
                                                                               Business Council; Member,
                                                                               Investment Company Institute Board
                                                                               of Governors; Director, Asia
                                                                               Strategic Growth Fund, Inc.;
                                                                               Trustee, Museum of Science;
                                                                               Chairman, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994); Director, John Hancock
                                                                               Freedom Securities Corporation
                                                                               (until September 1996); Director,
                                                                               John Hancock Signature Services,
                                                                               Inc. ("Signature Services") (until
                                                                               January 1997).

--------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       22



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James F. Carlin                         Trustee (3)                            Chairman and CEO, Carlin
233 West Central Street                                                        Consolidated, Inc.
Natick, MA 01760                                                               (management/investments); Director,
April 1940                                                                     Arbella Mutual Insurance Company
                                                                               (insurance), Health Plan Services,
                                                                               Inc., Massachusetts Health and
                                                                               Education Tax Exempt Trust,
                                                                               Flagship Healthcare, Inc., Carlin
                                                                               Insurance Agency, Inc., West
                                                                               Insurance Agency, Inc. (until May
                                                                               1995) Uno Restaurant Corp.;
                                                                               Chairman, Massachusetts Board of
                                                                               Higher Education (since 1995);
                                                                               Receiver, the City of Chelsea
                                                                               (until August 1992).


William H. Cunningham                   Trustee (3)                            Chancellor, University of Texas
601 Colorado Street                                                            System and former President of the
O'Henry Hall                                                                   University of Texas, Austin, Texas;
Austin, TX 78701                                                               Lee Hage and Joseph D. Jamail
January 1944                                                                   Regents Chair of Free Enterprise;
                                                                               Director, LaQuinta Motor Inns, Inc.
                                                                               (hotel management company);
                                                                               Director, Jefferson-Pilot
                                                                               Corporation (diversified life
                                                                               insurance company) and LBJ
                                                                               Foundation Board (education
                                                                               foundation); Advisory Director,
                                                                               Texas Commerce Bank - Austin.


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       23



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Charles F. Fretz                        Trustee (3)                            Retired; self employed; Former Vice
RD #5, Box 300B                                                                President and Director, Towers,
Clothier Springs Road                                                          Perrin, Foster & Crosby, Inc.
Malvern, PA  19355                                                             (international management
June 1928                                                                      consultants) (1952-1985).

Harold R. Hiser, Jr.                    Trustee (3)                            Executive Vice President,
123 Highland Avenue                                                            Schering-Plough Corporation
Short Hill, NJ  07078                                                          (pharmaceuticals) (retired 1996);
October 1931                                                                   Director, ReCapital Corporation
                                                                               (reinsurance) (until 1995).

Anne C. Hodsdon *                       Trustee and President (1,2)            President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Trustee,
Boston, MA  02199                                                              The Berkeley Group; Director, John
April 1953                                                                     Hancock Funds, Advisers
                                                                               International, Insurance Agency,
                                                                               Inc. and International Ireland;
                                                                               President and Director, SAMCorp. and
                                                                               NM Capital; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Senior Vice
                                                                               President, the Adviser (until
                                                                               December 1993); Director, Signature
                                                                               Services (until January 1997).

Charles L. Ladner                       Trustee (3)                            Director, Energy North, Inc. (public
UGI Corporation                                                                utility holding company) (until
P.O. Box 858                                                                   1992); Senior Vice President of UGI
Valley Forge, PA  19482                                                        Corp. Holding Company Public
February 1938                                                                  Utilities, LPGAS, Vice President of
                                                                               Amerigas Partners L.P.

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       24



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Leo E. Linbeck, Jr.                     Trustee (3)                            Chairman, President, Chief Executive
3810 W. Alabama                                                                Officer and Director, Linbeck
Houston, TX 77027                                                              Corporation (a holding company
August 1934                                                                    engaged in various phases of the
                                                                               construction industry and
                                                                               warehousing interests); Former
                                                                               Chairman, Federal Reserve Bank of
                                                                               Dallas (1992, 1993); Chairman of
                                                                               the Board and Chief Executive
                                                                               Officer, Linbeck Construction
                                                                               Corporation; Director, PanEnergy
                                                                               Corporation (a diversified energy
                                                                               company), Daniel Industries, Inc.
                                                                               (manufacturer of gas measuring
                                                                               products and energy related
                                                                               equipment), GeoQuest International
                                                                               Holdings, Inc. (a geophysical
                                                                               consulting firm) (1980-1993);
                                                                               Former Director, Greater Houston
                                                                               Partnership (1980 -1995).

Patricia P. McCarter                    Trustee (3)                            Director and Secretary, The McCarter
1230 Brentford Road                                                            Corp. (machine manufacturer).
Malvern, PA  19355
May 1928

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       25



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Steven R. Pruchansky                    Trustee (1, 3)                         Director and President, Mast
4327 Enterprise Avenue                                                         Holdings, Inc. (since 1991);
Naples, FL  33942                                                              Director, First Signature Bank &
August 1944                                                                    Trust Company (until August 1991);
                                                                               Director, Mast Realty Trust (until
                                                                               1994); President, Maxwell Building
                                                                               Corp. (until 1991).

Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc.,
                                                                               SAMCorp. and NM Capital; Trustee,
                                                                               The Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, John Hancock Property and
                                                                               Casualty Insurance and its
                                                                               affiliates (until November 1993);
                                                                               Director, Signature Services (until
                                                                               January 1997).

Norman H. Smith                         Trustee (3)                            Lieutenant General, United States
243 Mt. Oriole Lane                                                            Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                              for Manpower and Reserve Affairs,
March 1933                                                                     Headquarters Marine Corps;
                                                                               Commanding General III Marine
                                                                               Expeditionary Force/3rd Marine
                                                                               Division (retired 1991).
-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       26



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

John P. Toolan                          Trustee (3)                            Director, The Smith Barney Muni Bond
13 Chadwell Place                                                              Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                          Money Funds, Inc., Vantage Money
September 1930                                                                 Market Funds (mutual funds), The
                                                                               Inefficient-Market Fund, Inc.
                                                                               (closed-end investment company) and
                                                                               Smith Barney Trust Company of
                                                                               Florida; Chairman, Smith Barney
                                                                               Trust Company (retired December,
                                                                               1991); Director, Smith Barney,
                                                                               Inc., Mutual Management Company and
                                                                               Smith Barney Advisers, Inc.
                                                                               (investment advisers) (retired
                                                                               1991); Senior Executive Vice
                                                                               President, Director and member of
                                                                               the Executive Committee, Smith
                                                                               Barney, Harris Upham & Co.,
                                                                               Incorporated (investment bankers)
                                                                               (until 1991).

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       27



                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, NM Capital and
                                                                               SAMCorp.; Clerk, Insurance Agency,
                                                                               Inc.; Counsel, John Hancock Mutual
                                                                               Life Insurance Company (until
                                                                               February 1996), and Vice President
                                                                               of John Hancock Distributors, Inc.
                                                                               (until April 1994).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


As of December 1, 1997, the officers and Trustees of the Fund as a group beneficially owned less than 1% of these outstanding shares. As of such date, the following shareholders beneficially owned 5% of or more of the outstanding shares of the Fund listed below.




                                                       Percentage of total
                                                       outstanding shares of the
Name and Address of Shareholder    Class of Shares     class of the Fund

MLPF&S For The Sole Benefit
Of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484                  A           6.10%


MLPF&S For The Sole Benefit
Of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484                 B           10.57%



                                                                Total
                                                             Compensation
                                                             from all Funds in
                                                             John Hancock
                                  Aggregate Compensation     Funds Complex  to
                                     from the Fund(1)        Trustees(2)
Trustees
James F. Carlin                    $ 3,437                  $   74,000
William H. Cunningham +              3,437                      74,000
Charles F. Fretz                     3,437                      74,250
Harold R. Hiser, Jr.+                3,236                      74,000
Charles L. Ladner                    3,437                      74,250
Leo E. Linbeck, Jr.                  3,437                      74,250
Patricia P. McCarter +               3,437                      74,250
Steven R. Pruchansky +               3,577                      77,250
Norman H. Smith +                    3,577                      77,250
John P. Toolan +                     3,437                      74,250
Total                              $34,449                    $747,750

(1)      Compensation for the fiscal year ended August 31, 1997.

(2) The total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of the calendar year ended December 31, 1997. As of this date, there were sixty-seven funds in the John Hancock Funds Complex, of which each of these Independent Trustees serve thirty-two.

+As of September 30, 1997, the value of the aggregate accrued deferred compensation from all funds in the John Hancock Funds Complex for Mr. Cunningham was $227,304, for Mr. Hiser was $106,461, for Ms. McCarter was $157,310, for Mr. Pruchansky was for $64,639, for Mr. Smith was $71,457 and for Mr. Toolan was $282,727 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603 was organized in 1968 and has more than $22 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds, having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement"), with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent.


The Fund bears all costs of its organization and operation,  including  expenses
of  preparing,   printing  and  mailing  all  shareholders'  reports,   notices,
prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage, equal on an annual basis to 0.55%, of the average daily net assets of the Fund.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients, for which the Adviser renders investment advice, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


Pursuant to the Advisory Agreement, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.


Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement was approved by all Trustees. The Advisory Agreement and the Distribution Agreement discussed below, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Fund and will terminate automatically if assigned.


For the fiscal year ended December 31, 1995 and for the period ended August 31, 1996, and the fiscal year ended August 31, 1997, the advisory fees payable by the Fund to the Adviser amounted to $1,907,146, $1,392,170 and $2,090,799, respectively. However, a portion of such fees were not imposed pursuant to the voluntary fee and expense limitation arrangements then in effect.

Administrative Services Agreement. The Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which Transamerica Fund Management Company ("TFMC") performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment were provided as necessary to provide administrative services to the Fund. The Services Agreement was amended in connection with the appointment of the Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Fund by the Adviser and its affiliates. The Services Agreement was terminated during 1995.


For the fiscal year ended December 31, 1994, the Fund paid to TFMC (pursuant to the Services Agreement) $158,594, of which $109,540 was paid to TFMC and $49,054, were paid for certain data processing and pricing information services, respectively. No fee relating to the Services Agreement was paid or incurred since 1995.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period ended August 31, 1996 and the fiscal year ended August 31, 1997, the Fund paid Adviser $11,694 and $70,577, respectively, for services under this agreement.


In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS


The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal periods ended January 1, 1996 to August 31, 1996 and September 1, 1996 to August 31, 1997 were $407,599 and $646,473, respectively, and $684 and $83,720, respectively, were retained by John Hancock Funds in 1996 and 1997, respectively. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Investment Company Act"). Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.15% and 1.00%, respectively, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.15% and 0.25% of the Fund's average daily net assets attributable to Class A and Class B shares, respectively. John Hancock Funds has agreed to limit the payment of expenses under the Fund's Class B Plan to 0.90% of the average daily net assets of its Class B shares. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fee will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate Class B Plan expenses at any time. For the fiscal year ended August 31, 1997, an aggregate of $4,675,967 of Distribution Expenses or 5.45% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.


The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by the vote of a majority of the Independent Trustees, (b) by the vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended August 31, 1997, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the
Fund:


                                           Expense Items


                                       Printing and                                                Interest,
                                       Mailing of                                Expenses of       Carrying or
                                       Prospectus to      Compensation to        John              Other
                                       New Shareholders   Selling                Hancock           Finance
                     Advertising                          Brokers                Funds             Charges
                     -----------                          -------                -----             -------
Class A shares       $39,955           $   478            $275,857               $124,762          $  --
Class B shares       $91,114           $1,068             $374,396               $261,467          $46,959


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Short-Term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:


         oAny state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

         oA bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*



         oA Trustee or officer of the Trust; a Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.


         oA broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         oA former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.


         oA member of an approved affinity group financial services plan.*


         oAmember of a class action lawsuit against insurance companies who is investing settlement proceeds.


         oRetirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

         oExisting full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                            CDSC RATE

         $1 to $4,999,000                              1.00%
         Next $5 million to $9,999,999                 0.50%
         Amounts of $10 million and over               0.25%


Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intention ("LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen
(13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs) and
Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.


DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of a sales charge so that the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                    $600
*        Minus proceeds of 10 shares not subject to CDSC
        (dividend reinvestment)                                             -120
*        Minus appreciation on remaining shares (40 shares X $2)             -80
*        Amount subject to CDSC                                             $400

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase.


Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:


For all account types:


* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.


* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*        Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill

         Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

For Retirement Accounts (such as IRA, SIMPLE plans, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plans and Profit-Sharing Plans).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B Funds.

-------------------------------------------------------------------------------
Type of        401(a) Plan  403(b)      457         IRA, IRA      Non-Retirement
Distribution   (401(k),                             Rollover
               MPP, PSP)
-------------------------------------------------------------------------------
Death or       Waived       Waived      Waived      Waived        Waived
Disability
-------------------------------------------------------------------------------
Over 70 1/2    Waived       Waived      Waived      Waived for    12% of
                                                    mandatory     account
                                                    distribution  value
                                                    or 12% of     annually
                                                    account       in
                                                    value         periodic
                                                    annually      payments
                                                    in
                                                    periodic
                                                    payments.
--------------------------------------------------------------------------------
Between 59     Waived       Waived      Waived      Waived for    12% of
1/2 and                                             Life          account
70 1/2                                              Expectancy    value
                                                    or 12% of     annually
                                                    account       in
                                                    value         periodic
                                                    annually      payments
                                                    in
                                                    periodic
                                                    payments.
--------------------------------------------------------------------------------
Under 59 1/2   Waived       Waived for  Waived for  Waived for    12% of
                            annuity     annuity     annuity       account
                            payments    payments    payments      value
                            (72t) or    (72t) or    (72t) or      annually
                            12% of      12% of      12% of        in
                            account     account     account       periodic
                            value       value       value         payments
                            annually    annually    annually
                            in          in          in
                            periodic    periodic    periodic
                            payments.   payments.   payments.
--------------------------------------------------------------------------------
Loans          Waived       Waived      N/A         N/A           N/A
--------------------------------------------------------------------------------
Termination    Not Waived   Not Waived  Not Waived  Not Waived    N/A
of Plan
--------------------------------------------------------------------------------
Hardships      Waived       Waived      Waived      N/A           N/A
--------------------------------------------------------------------------------
Return of      Waived       Waived      Waived      Waived        N/A
Excess
--------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS


Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on the purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A and Class B shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.


Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).


DESCRIPTION OF THE FUND'S SHARES


The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional

Information, the Trustees have authorized the issuance of one series of shares of the Fund. In addition, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.


Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.
No interest will be paid on uncashed dividend or redemption checks.


In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable by the Fund, except as set forth below.


Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Fund shall be liable for the liabilities of any other series. Furthermore, no Fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefor limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept credit card checks. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

Federal Income Taxation


The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable and tax-exempt income (including net realized capital gains, if any) which is distributed to shareholders in accordance with the timing requirements of the Code.


The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.


The Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of the Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.


If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by the Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's exempt- interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Although all or a substantial portion of the dividends paid by the Fund may be excluded by the Fund's shareholders from their gross income for federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from the Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.


Distributions other than exempt-interest dividends from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from the Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued guidance under the Act that will enable the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.


Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce the Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of the Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

After the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of the Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.


The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on the sale of shares held for six months or less that are recharacterized as long-term capital losses, as described above.


Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $7,866,496 of capital loss carryforwards. Of this amount $35,453 expires August 31, 2001, $277,226 expires August 31, 2002 and $5,169,717 expires August 31, 2003, $2,378,578 expires August 31, 2004 and
$5,522 expires August 31, 2005.


Dividends and capital gain distributions from the Fund will not qualify for the dividends-received deduction for corporate shareholders.


The Fund may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. If the Fund invests in these debt obligations, it will address these issues in order to distribute sufficient income to preserve its status as a regulated investment company and avoid Federal income or excise tax.

The Fund is required to accrue original issue discount ("OID") on certain debt securities (including zero coupon or deferred payment obligations) that have OID prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require the Fund to recognize gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Federal income tax rules applicable to certain structured or indexed securities, interest rates swaps, caps, floors and collars, and possibly other investments or transactions are unclear in certain respects, and the Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.


The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, the Fund's taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions.


Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain (subject to tax distribution requirements) if an option, future, notional principal contract or a combination thereof is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Some of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.


The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions. Dividends (including exempt-interest dividends), capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes, except as described below under "State Taxation." Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

State Taxation


The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the applicable provisions of federal law incorporated in Massachusetts law, it will also not be required to pay any Massachusetts income tax.


The following discussion assumes that the Fund will be qualified as a regulated investment company under subchapter M of the Code and will be qualified thereunder to pay exempt interest dividends.

Individual shareholders of the Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federal exempt-interest dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations the interest on which is exempt from California personal income taxation, provided that at least 50 percent of the value of the Fund's total assets at the close of each quarter of its taxable year consists of such obligations. Distributions to individual shareholders derived from interest on Tax-Exempt Securities issued by governmental authorities in states other than California or on other obligations or investments the interest or other income on which is not exempt from California personal income taxation and short-term capital gains will be taxed as dividends for purposes of California personal income taxation. The Fund's long-term capital gains for Federal income tax purposes that are distributed to the shareholders will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from a sale or redemption of shares will be recognized in the year of the sale or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes.

Generally, corporate shareholders of the Fund subject to the California franchise tax will be required to include any gain on a sale or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax.

The Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders.

Shares of the Fund will be exempt from local property taxes in California.

Shares of the Fund will not be excludable from the taxable estates of deceased California resident shareholders for purposes of the California estate and generation skipping taxes. California estate and generation skipping taxes are creditable against the corresponding Federal taxes.

The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect as it directly governs the taxation of the shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

CALCULATION OF PERFORMANCE


For the 30-day period ended August 31, 1997, the annualized yields of the Fund's Class A and Class B shares were 4.44% and 3.89%, respectively. As of August 31, 1997, the average annual total returns of the Class A shares of the Fund for the one and five year periods and since inception on December 29, 1989 were 4.78%, 6.31% and 7.34 %, respectively. As of August 31, 1997, the average annual returns for the Fund's Class B shares for the one and five year periods and since inception on December 31, 1991 were 3.88%, 6.20 % and 6.52%, respectively. Without taking into account the expense limitation arrangements, the foregoing total return performance would have been lower.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, where applicable) on the last day of the period, according to the following standard formula:


                    a - b
                    _____       6
    Yield = 2 ( [ (  cd ) + 1] - 1)


         a=       dividends and interest earned during the period.
         b=       net expenses accrued during the period.
         c=       the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d=       the maximum offering price per share on the last day of the period (NAV where applicable).


The Fund may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yields for the Fund's Class A and Class B shares at the combined maximum federal and California tax rates, which assumes the full deductibility of state income taxes on the federal income tax return, for the 30-day period ended August 31, 1997 were 8.10% and 7.10%, respectively.

Total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:
                                n _______
                           T = \/ ERV / P - 1


Where:

         P        = a hypothetical initial investment of $1,000.

         T        = average annual total return.

         n        = number of years.

         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-year and life-of-fund periods.


Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.


In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta reflects the market-related risk of the Fund by showing how responsive the fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal year ended August 31, 1997, the Fund paid negotiated brokerage commissions of $29,397. For period ended August 31, 1996, the Fund paid negotiated brokerage commissions of $18,144, and for the fiscal year ended December 31, 1995, no negotiated brokerage commissions were paid on portfolio transactions.


As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. For the period ended August 31, 1996 and 1997, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.


The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the period ended August 31, 1996, and 1997, the Fund did not execute any portfolio transactions with the Affiliated Brokers.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities and the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transaction as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent of the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder, plus out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements and Financial Highlights of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report, appearing elsewhere herein, and are included in reliance on their report given on their authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                             TAX EXEMPT BOND RATINGS

         Below is a description of the five ratings that may apply to the Fund's investments in Tax-Exempt Bonds.

Tax-Exempt Bond Ratings

         Moody's describes its five highest ratings for Tax-Exempt Bonds as follows:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         The five highest ratings of Standard & Poor's for Tax-Exempt Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade) and BB:

         AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
                                      A-1

         AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

Fitch describes its ratings for Tax-Exempt Bonds as follows:

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foresee future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short-term run. Symbols used will be as follows:

         MIG1 Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG 2 Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         MIG 3 Loans bearing this designation are of favorable quality, with all securities elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

         Standard & Poor's ratings for state and municipal notes and other short-term loans are designated Standard & Poor's Grade (SP).

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2     Satisfactory capacity to pay principal and interest.

         SP-3     Speculative capacity to pay principal and interest.

         Fitch Ratings for short-term debt obligations that are payable on demand or have original maturities of up to three years including commercial paper, certificates of deposits, medium term notes and municipal and investment notes are designated by the following ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2  Good  Credit   Quality.   Issues   assigned  this  rating  have  a
         satisfactory degree of assurance for timely payment, but the margin for safety is not as great as for issues assigned F-1+ and F-1 ratings.

         F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

California Tax-Free Fund


         Quality Distribution. The average weighted quality distribution of the securities in the portfolio for the year ended August 31, 1997:


--------------------------- ----------------- ------------- -------------- ------------ ----------------- -----------
                                                               Rating                   Rating Assigned
                             Average Value        % of      Assigned by       % of        by Service*     % of
Security Ratings                               Portfolio       Adviser      Portfolio                     Portfolio

--------------------------- ----------------- ------------- -------------- ------------ ----------------- -----------
AAA                             $117,366,921      31.6%                       0.0%        $117,366,921       31.6%
                                                                  0
AA                                26,702,588       7.2%                       0.7%          24,185,850        6.5%
                                                              2,516,739
A                                 87,762,780      23.5%                       0.0%          87,762,780       23.5%
                                                                   0
BBB                              131,169,272      35.2%      36,207,570       9.7%          94,961,701       25.5%
BB                                 7,188,910       2.0%        5,734,132      1.5%            1,454,778       0.5%
B                                  2,722,668       0.7%                       0.0%                            0.7%
                                                                   0                       2,722,667
CCC                                        0       0.0%                       0.0%                            0.0%
                                                                   0                           0
CC                                         0       0.0%                       0.0%                            0.0%
                                                                   0                           0
C                                          0       0.0%                       0.0%                            0.0%
                                                                   0                           0
NR                                         0       0.0%                                                       0.0%
                                                                   0                           0
                            -----------------               --------------              -----------------
Debt-Securities                  372,913,140     100.0%      44,458,441       12.0%       $328,454,698      88.1%
Options Securities                    22,298        0.0%
Short-Term Securities                      0        0.0%
                            -----------------
Total Portfolio                  372,935,437     100.0%
Other Assets -- Net                6,501,514
                            -----------------
Net Assets                      $379,436,950
                                                                                                          ==========

--------------------------- ----------------- ------------- -------------- ------------ ----------------- -----------

The ratings are described in the Statement of Additional Information. *S&P, Moody's and Fitch's.

                               EQUIVALENT YIELDS:
                    Tax Exempt Versus Taxable Income for 1997

         The table below shows the effect of the tax status of California Tax Exempt Securities on the yield received by their holders under the regular federal income tax and California personal income tax laws. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of California Tax Exempt Securities yielding from 4.0% to 10.0%.



                                                                   IN CALIFORNIA, A TAX-EXEMPT YIELD OF:
                                            ------------------------------------------------------------------------------------
                              Marginal
                              Combined
                              California
Single Return Joint Return    and Federal
                              Income Tax
      (Taxable Income)        Bracket*   4.0%       5.0%       6.0%       7.0%          8.0%           9.0%        10.0%

----------------------------- ------------- ----------- --------- ---------- -------------- ------------ ------------ ----------
                                                               IS EQUIVALENT TO A TAXABLE YIELD OF:
$0-5,016       $0-10,032      15.85%     4.75%      5.94%      7.13%      8.32%         9.51%          10.70%      11.88%

$5,017-        $10,033-       16.70%     4.80%      6.00%      7.20%      8.40%         9.60%          10.80%      12.00%
 11,888         23,776

$11,889-       $23,777        18.40%     4.90%      6.13%      7.35%      8.58%         9.80%          11.03%      12.25%
 18,761         37,522

$18,761-       $37,523-       20.10%     5.01%      6.26%      7.51%      8.76%         10.01%         11.26%      12.52%
 24,650         41,200

$24,651        $41,201-       32.32%     5.91%      7.39%      8.87%      10.34%        11.82%         13.30%      14.78%
 26,045         52,090

$26,046-       $52,091-       33.76%     6.04%      7.55%      9.06%      10.57%        12.08%         13.59%      15.10%
 32,916         65,832

$32,917        $65,833        34.70%     6.13%      7.66%      9.19%      10.72%        12.25%         13.78%      15.31%
 59,750         99,600

$59,751-       $99,601        37.42%     6.39%      7.99%      9.59%      11.19%        12.78%         14.38%      15.98%
 124,650        151,750

$124,651       $151,751       41.95%     6.89%      8.61%      10.34%     12.06%        13.78%         15.50%      17.23%
 271,050        271,050

$271,051       $271,051       45.22%     7.30%      9.13%      10.95%     12.78%        14.60%         16.43%      18.25%
 OVER           OVER
----------


* The marginal combined bracket includes the effect of deducting state taxes on your federal tax return.

         The chart is for illustrative purposes only and is not intended to project performance of the Fund.

         While the Fund principally invests in obligations exempt from federal and California state income taxes, a portion of the Fund's distributions may be subject to these taxes or to the alternative minimum tax.

         California state income tax rates and brackets have not yet been set for 1997. This may result in higher or lower actual rates. The above chart is intended for estimation only.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 1997 Annual Report to Shareholders for the year ended August 31, 1997; (filed electronically on October 31, 1997, accession number 0001010521-97-000411) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock California Tax-Free Income Fund (file nos. 811-5979 and 33-31675).

John Hancock California Tax-Free Income Fund

         Statement of Assets and Liabilities as of August 31, 1997. Statement of Operations of the year ended August 31, 1997.
         Statement of Changes in Net Asset for each of the two years in the period ended August 31, 1997.
         Notes to Financial Statements.
         Financial Highlights for each of the eight years in the period ended August 31, 1997. Schedule of Investments as of August 31, 1997.
         Report of Independent Auditors.

                                     PART C.

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) The financial statements listed below are included in and incorporated by reference into Part B of the Registration Statement from the California Tax Free Income Fund 1997 Annual Report to Shareholders for the year ended August 31, 1997 (filed electronically on October 31, 1997; file nos. 811-5979 and 33-31675; accession number 0001010521-97-000411).


     John Hancock California Tax Free Income Fund

     Statement of Assets and  Liabilities as of August 31, 1997.
     Statement of Operations of the year ended August 31, 1997.
     Statement of Changes in Net Asset for each of the two years in the period ended August 31, 1997.
     Notes to Financial Statements.
     Financial Highlights for each of the eight years in the period ended August 31, 1997.
     Schedule of Investments as of August 31, 1997.
     Report of Independent Auditors.

     (b) Exhibits:

     The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 25. Persons Controlled by or under Common Control with Registrant

     No person is directly or indirectly controlled by or under common control with Registrant.

Item 26. Number of Holders of Securities

     As of December 1, 1997, the number of record holders of shares of the Registrant was as follows:

                Title of Class                 Number of Record Holders

                Class A Shares -                     6,465
                Class B Shares -                     2,222

Item 27. Indemnification

     (a) Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article VII of the Registrant's By Laws included as Exhibit 2 herein.

     (b) Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

     Section 9(a) of the By-Laws of John Hancock Mutual Life Insurance Company "Insurance Company" provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

     Article IX of the respective By-Laws of John Hancock Funds and John Hancock Advisers, Inc.("the Adviser") provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the corporation, or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Declaration of Trust and By-Laws, the Distribution Agreement, the By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Advisers

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 29. Principal Underwriters

     (a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series, Inc., John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Investors Fund, Inc., John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock Technology Series, Inc., John Hancock World Fund, John Hancock
Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II and John Hancock Investment Trust III .

     (b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------
Edward J. Boudreau, Jr.                President, Chief Executive                   Chairman
101 Huntington Avenue                     Officer and Director
Boston, Massachusetts

Anne C. Hodsdon                         Director and Exexutive Vice                  President
101 Huntington Ave                             President
Boston, Massachusetts

Robert H. Watts                         Director, Executive Vice                      None
John Hancock Place                  President and Compliance Officer
P.O. Box 111
Boston, Massachusetts

Robert G. Freedman                              Director                      Vice Chairman, Chief
101 Huntington Avenue                                                          Investment Officer
Boston, Massachusetts

James V. Bowhers                        Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Richard O. Hansen                        Senior Vice President                        None
101 Huntington Avenue
Boston, Massachusetts

Osbert M. Hood                           Senior Vice President                        None
101 Huntington Avenue                             and
Boston, Massachusetts                   Chief Financial Officer

David A. King                                   Director                              None
101 Huntington Avenue
Boston, Massachusetts

James B. Little                          Senior Vice President             Senior Vice President and
101 Huntington Avenue                                                       Chief Financial Officer
Boston, Massachusetts


                                      C-4


       Name and Principal                 Positions and Offices              Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    -------------

Anthony P. Petrucci                       Executive Vice President                   None
101 Huntington Avenue
Boston, Massachusetts

Charles H. Womack                         Senior Vice President                      None
6501 Americas Parkway
Albuquerque, New Mexico

John A. Morin                         Vice President and Secretary              Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                              Vice President                   Vice President, and
101 Huntington Avenue                                                              Secretary
Boston, Massachusetts

Keith Hartstein                           Senior Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Griselda Lyman                               Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

Karen Walsh                                  Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

Christopher M. Meyer                        Vice President and                       None
101 Huntington Avenue                             Treasurer
Boston, Massachusetts

Stephen L. Brown                                Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


                                      C-5

       Name and Principal                 Positions and Offices              Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Thomas E. Moloney                               Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                             Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                             Director                            Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                                Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                           Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster Aborn                                    Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


                                      C-6

       Name and Principal                 Positions and Offices              Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

William C. Fletcher                             Director                              None
53 State Street
Boston, Massachusetts


     (c) None.

Item 30. Location of Accounts and Records

     Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's Transfer Agent and Custodian.

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

     (a) Not Applicable

     (b) Not Applicable

     (c) The Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

     (d) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended which relates to the assistance to be rendered to shareholders by the Trustees of the Registrant in calling a meeting of shareholders for the purpose of voting upon the question of the removal of a trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities And Exchange Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 22nd day of December, 1997.

                                    JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND


                                            By:               *
                                            Edward J. Boudreau, Jr.
                                            Chairman and Chief Executive Officer

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                        Title                                        Date
       ---------                        -----                                        ----

             *
------------------------                Chairman and Chief Executive
Edward J. Boudreau, Jr.                 Officer (Principal Executive Officer)


/s/James B. Little
------------------------                Senior Vice President and Chief         December 22, 1997
James B. Little                         Financial Officer (Principal
                                        Financial and Accounting Officer)


             *
------------------------                Trustee
James F. Carlin


             *
------------------------                Trustee
William H. Cunningham


             *
------------------------                Trustee
Charles F. Fretz


             *
------------------------                Trustee
Harold R. Hiser, Jr.


                                      C-8


       Signature                        Title                                        Date
       ---------                        -----                                        ----

             *
------------------------                Trustee
Anne C. Hodsdon


             *
------------------------                Trustee
Charles L. Ladner


             *
------------------------                Trustee
Leo E. Linbeck, Jr.


             *
------------------------                Trustee
Patricia P. McCarter


             *
------------------------                Trustee
Steven R. Pruchansky


             *
------------------------                Trustee
Richard S. Scipione


             *
------------------------                Trustee
Norman H. Smith


              *
------------------------                Trustee
John P. Toolan




*By:     /s/Susan S. Newton                                                      December 22, 1997
         -------------------
         Susan S. Newton
         under Powers of Attorney dated
         June 25, 1996.

                                  EXHIBIT INDEX


Exhibit No.                              Description
-----------                              -----------

   99.B1         Amended and Restated  Declaration  of Trust dated
                 July 1, 1996.***

   99.B2         Amended and Restated By-Laws dated November 19, 1996.***

   99.B3         None.

  99.B4.1        Specimen share certificate for Registrant (Classes A and B).*

   99.B5 Investment Advisory Agreement between John Hancock Advisers, Inc. and the Registrant.*

   99.B6 Distribution Agreement between John Hancock Funds, Inc. and the Registrant.*

  99.B6.1        Form of Financial Institution Sales and Service Agreement.*

  99.B6.2 Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc. and Selected Dealers.*

   99.B7         None.

   99.B8         Master Custodian Agreement with Investors Bank and Trust
                 Company Bank.*

   99.B9 Transfer Agency and Service Agreement with John Hancock Fund Services, Inc.*

   99.B10        None.

   99.B11        Consent of Independent Auditor.+

   99.B12        None

   99.B13        None

   99.B15 Class A Distribution Plan between Registrant and John Hancock Funds, Inc.*

  99.B15.1 Class B Distribution Plan between Registrant and John Hancock Funds, Inc.*

   99.B16 Working papers showing yield calculation for yield and total return incorporated by reference to Post-Effective Amendment.**

  99.27          Class A - Annual+
  99.27          Class B - Annual+

*    Previously  filed  electronically  with  post-effective  amendment number 9
     (file  nos.  33-31675  811-5979)  on  April  19,  1995,   accession  number
     0000950135-95-000965.

** Previously filed electronically with post-effective amendment number (file nos. 33- 31675 and 811-5979) on February 29, 1996, accession number 0000950135-96-001237.

*** Previously filed electronically with post-effective amendment number 14 (file nos. 33-31675 and 811-5979) on December 20, 1996, accession number 0001015021-96-000223.

+    Filed herewith.